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                                                                    EXHIBIT 10.3

                             NINTH AMENDMENT TO THE
                            STERLING CHEMICALS, INC.
            AMENDED AND RESTATED HOURLY PAID EMPLOYEES' PENSION PLAN
                                  (the "Plan")

This Amendment to the Plan is adopted to comply with the automatic rollover rules under Code Section 401(a)(31)(B). The provisions of the Amendment applicable to the Plan if the Plan Sponsor selects Option 1 are based on the Model Amendment provided by the Internal Revenue Service in Notice 2005-5. This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment. The provisions of this Amendment are effective with respect to distributions made on or after March 28, 2005.

SELECTION OF COMPLIANCE METHOD
c
For purposes of complying with the requirements of Code Section 401(a)(31)(B), the Plan Sponsor hereby elects to modify the Plan cash-out provisions to eliminate mandatory distributions for vested Accrued Benefits with a present value in excess of $1,000.

MODIFICATION OF CASH-OUT AMOUNT

Section 9.7 of the Plan entitled "Payment of Small Amounts" is hereby amended by the addition of a paragraph at the end thereof to provide as follows:

      Notwithstanding any other provision of this Section, if the Actuarially Equivalent present value of any retirement benefit payable under the Plan to a Participant is greater than $1,000, such Actuarially Equivalent present value shall not be paid to the Participant in a single sum payment prior to the later of (i) the date the Participant attains age 62 or (ii) the Participant's Normal Retirement Date, unless the Participant consents in writing to such distribution. The provisions of this paragraph shall not apply to a distribution to a Participant's surviving spouse or an alternate payee under a qualified domestic relations order.

                                      * * *

        EXECUTED this 26th day of July, 2005.

                                By: /s/ Kenneth M. Hale

                                Title: Senior Vice president and General Counsel

                                             Custom Automatic Rollover Amendment